SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: June 11, 2002
                       (date of earliest event reported)

             Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates Series 2002-10

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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            (Exact name of registrant as specified in its charter)

              Delaware                     333-77054                      13-3320910
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 (State or Other Jurisdiction of          (Commission            (I.R.S. Employer Identification
            Incorporation)                File Number)                       No.)

                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
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Item 5.  Other Events.
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Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10.

     In connection with the offering of the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10, Credit Suisse First Boston Corporation ("CSFB"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

     The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated June 11, 2002.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1   Computational Materials filed on Form SE dated June 11, 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                                 SECURITIES CORP.


                                                 By:  /s/ Steve Warjanka
                                                      ----------------------
                                                      Name:  Steve Warjanka
                                                      Title: Vice President



Dated:  June 11, 2002

Exhibit Index
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Exhibit                                                                  Page
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99.1     Computational Materials filed on Form SE dated June 11, 2002